UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 14, 2006
WINDSTREAM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32422	20-0792300

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

4001 Rodney Parham Road,
Little Rock, Arkansas	72212

(Address of principal executive offices)	(Zip Code)
(501) 748-7000
Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Registered Public Accountant.
     On July 17, 2006, Valor Communications Group Inc. (“Valor”), Alltel Corporation (“Alltel”) and Alltel Holding Corp., then a wholly owned subsidiary of Alltel (“Spinco”), consummated the previously disclosed spin-off of Alltel’s wireline telecommunications business and the merger of Spinco with and into Valor (the “Merger”). Immediately following the Merger, Valor was renamed Windstream Corporation (“Windstream”).
     The financial statements of Valor as of December 31, 2004 and 2005 and for each of the three years in the period ended December 31, 2005 were audited by Deloitte & Touche LLP (“Deloitte”), an independent registered public accounting firm. The financial statements of the wireline division of Alltel as of December 31, 2004 and 2005 and for each of the three years in the period ended December 31, 2005 were audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm. Effective August 14, 2006 following the completion of the filing of the Quarterly Report on Form 10-Q of Windstream (formerly Valor) for the quarterly period ending June 30, 2006, Windstream dismissed Deloitte as its independent registered public accounting firm.
     The report of Deloitte on the financial statements of Valor as of and for the fiscal years ended December 31, 2004 and December 31, 2005 contained no adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles, except that the report did discuss Valor’s change in method of accounting for conditional asset retirement obligations. In connection with its audits for the fiscal years ended December 31, 2004 and December 31, 2005 and through the subsequent interim period ended on August 14, 2006, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if they had occurred and not been resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to such disagreements in their report on the financial statements for such year; and there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.
     Windstream has provided Deloitte with a copy of the foregoing disclosures. Deloitte has furnished Windstream with a letter addressed to the SEC stating its agreement with the disclosures above, which is attached hereto as Exhibit 16.1.
     Effective August 14, 2006 following the completion of the filing of the Quarterly Report on Form 10-Q of Windstream (formerly Valor) for the quarterly period ending June 30, 2006, Windstream engaged PwC as its new independent registered public accounting firm. During the fiscal years ended December 31, 2004 and December 31, 2005 and through the subsequent interim period ended on August 14, 2006, Windstream has not consulted with PwC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Windstream’s financial statements, and neither a written report was provided to Windstream or oral advice was provided that PwC concluded was an important factor considered by Windstream in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and that related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
     The Audit Committee of the Board of Directors of Windstream approved the dismissal of Deloitte and the engagement of PwC.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

Exhibit
Number	Description

Exhibit 16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated August 16, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WINDSTREAM CORPORATION

By:	/s/ John P. Fletcher
Name: John P. Fletcher
Title: Executive Vice President and General Counsel
August 16, 2006

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EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated August 16, 2006

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